UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 8, 2005

NeoPharm, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

On August 8, 2005, the Company entered into a Modification to CRADA No. 26-97 (the “Modification”).  The Modification amends the provisions of the Cooperative Research and Development Agreement (CRADA) No. 26-97 between the Company and the Food and Drug Administration dated August 27, 1997 entitled “Interleukin-13-Pseudomonas exotoxin as an anticancer agent”(1) by extending the term of the CRADA through April 30, 2006, adding additional research objectives, and setting forth the agreed funding to be provided by the Company pursuant to the CRADA through April 30, 2006.  A copy of the Modification is attached as Exhibit 10.1.

(1)  Incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998. (File No. 001-12493).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

	By:	/s/ LAWRENCE A. KENYON
Lawrence A. Kenyon,
Chief Financial Officer

Dated: August 11, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

10.1	Modification to CRADA No. 26-97